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                                                                    EXHIBIT 10.2


                              ANALOG DEVICES, INC.

                             1998 STOCK OPTION PLAN


1.    Purpose

      The purpose of this 1998 Stock Option Plan (the "Plan") of Analog Devices, Inc. a Massachusetts corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of Analog Devices, Inc. as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.    Eligibility

      All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options (each, an "Option") under the Plan. Each person who has been granted an Option under the Plan is hereinafter referred to as "Optionee".

3.    Administration; Delegation

      (a) Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Options and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Option. No director or person acting pursuant to the authority delegated. by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

      (b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more
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committees or subcommittees of the Board (a "Committee"). All references in the
Plan to the "Board" shall mean the Board, the Committee or the executive officer referred to in Section 3(c) to the extent that the Board's powers or authority under the Plan have been delegated to the Committee or executive officer.

      (c) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Options and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Options and the maximum number of shares for any one Optionee to be made by such executive officers.

4.    Stock Available for Options

      (a) Number of Shares. Subject to adjustment pursuant to Section 4(c), Options may be granted under the Plan for up to 15,000,000 shares of common stock, $0.16-2/3 par value of the Company ("Common Stock"). If any Option expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Option shall again be available for the grant of Options under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

      (b) Per-Optionee Limit. Subject to adjustment pursuant to Section 4(c), the maximum number of shares of Common Stock with respect to which an Option may be granted to any Optionee under the Plan shall be 750,000 per calendar year. The per-Optionee limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

      (c) Chances in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Optionee limitation set forth in Section 4(b) and
(iii) the number and class of securities and exercise price per share subject to each outstanding Option shall be appropriately adjusted by the Company to the extent the Board shall determine, in good faith, that such an adjustment is necessary and appropriate. If this Section 4(c) applies and Section 6(b) also applies to any event, Section 6(b) shall be applicable to such event, and this
Section 4(c) shall not be applicable.


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      (d)   Substitute Options. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees as a result of a merger or consolidation of the employing corporation with the Company or any subsidiary, or the acquisition by the Company or a subsidiary of the assets of the employing corporation, or the acquisition by the Company or a subsidiary of stock of the employing corporation with the result that such employing corporation becomes a subsidiary.

5.    Option Terms

      (a) General. The Board may grant Options to purchase Common Stock and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

      (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to an Optionee, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

      (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable Option Agreement; provided, however, that the exercise price shall be not less than 100% of the fair market value of the Common Stock, as determined by the Board, at the time of the Option grant ("Fair Market Value").

      (d) Option Agreement; Duration of Options. Each Option may be evidenced by an Option Agreement in such form and containing such provisions as the Board from time to time shall approve. Any Option not documented by written agreement shall be memorialized by a written confirming memorandum to the Optionee stating the material terms of the Option. (For purposes of the Plan, Option Agreement, as defined herein, shall also include any such confirming memorandum.) Each Option Agreement shall specify the period or periods during which the Option may be exercised and shall specify the effect of termination of employment on the exercisability of the Option. The Option Agreement may also include, without limitation, provisions relating to (i) subject to the provisions of Section 6, the acceleration and vesting of Options, (ii) a provision that permits Options to vest and remain exercisable after the Optionee ceases to be employed by, or retained as a


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consultant or advisor to, the Company or any subsidiary or affiliate of the
Company, and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Board shall, in its sole discretion, determine. The terms and conditions of the respective Option Agreements need not be identical.

      (e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise, e-mail or other form of notice approved by the Board together with payment as specified in Section 5(f) for the number of shares for which the Option is exercised.

      (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

            (1)   in cash or by check, payable to the order of the Company;

            (2) except as the Board may, in its sole discretion, otherwise provide in an Option Agreement, (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (ii) delivery by the Optionee to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

            (3) delivery of shares of Common Stock owned by the Optionee valued at their Fair Market Value as determined by the Board, which Common Stock was owned by the Optionee for at least six months prior to such delivery;

            (4)   to the extent permitted by the Board, in its sole discretion,
(i) by delivery of a promissory note of the Optionee to the Company on terms determined by the Board or (ii) by payment of such other lawful consideration as the Board may determine; or

            (5)   any combination of the above permitted forms of payment.

6.    LIQUIDATION; ACQUISITION EVENT; CHANGE IN CONTROL

      (a) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Optionees provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date.


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      (b)   Acquisition and Change in Control Events

            (1)   Definitions

                  (a)   An "Acquisition Event" shall mean:

                        (i) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property;

                              or

                        (ii) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

                  (b)   A "Change in Control Event" shall mean:

                        (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 30% or more of either (x) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event:
                              (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or


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                              any corporation controlled by the Company, or (C)
                              any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection
                              (iii) of this definition; or

                        (ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

                        (iii) the consummation of a merger, consolidation,
                              reorganization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and the combined voting power of the then outstanding


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                              securities entitled to vote generally in the
                              election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their respective ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

                  (c) "Good Reason" shall mean any significant diminution in the Optionee's title, authority, or responsibilities from and after such Acquisition Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the Optionee from and after such Acquisition Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Optionee is principally located to a location that is greater than [35] miles from the current site.

                  (d) "Cause" shall mean any (i) willful failure by the Optionee, which failure is not cured within 30 days of written notice to the Optionee from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the Optionee which affects the business reputation of the Company.

            (2)   Effect on Options


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                  (a)   Acquisition Event. Upon the occurrence of an Acquisition
                        Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all of the outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that (i) any options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 422 of the Code and (ii) if such Acquisition Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between an Optionee and the Company, the vesting schedule of such assumed or substituted options shall provide (A) that one-half of the number of shares subject to the Option which were not already vested shall be immediately exercisable in a manner consistent with that set forth in the first two sentences of subsection (b) below and (B) that such assumed or substituted options shall immediately become exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Acquisition Event, the Optionee's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Optionee or is terminated without Cause by the Company or the acquiring or succeeding corporation.

                              Notwithstanding the foregoing, if the acquiring or
                        succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall (x) upon written notice to the Optionees, provide that all then unexercised Options will become exercisable in full as of a specified time (the "Acceleration Time") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Optionees before the consummation of such Acquisition Event, and/or (y) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for


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                        each share of Common Stock surrendered pursuant to such
                        Acquisition Event (the "Acquisition Price"), provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and each Optionee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

                  (b) Change in Control Event that is not an Acquisition Event. Upon the occurrence of a Change in Control Event that does not also constitute an Acquisition Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between an Optionee and the Company, the vesting schedule of such Option shall be accelerated in part so that one-half of the number of shares that would otherwise have first become vested on any date or dates after the date of the Change in Control Event shall immediately become exercisable. The remaining one-half of such number of shares that would otherwise have first become vested on each subsequent vesting date shall continue to become vested on each subsequent vesting date in accordance with the original vesting schedule set forth in such Option; provided, however, that each such Option shall immediately become exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Optionee's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Optionee or is terminated without Cause by the Company or the acquiring or succeeding corporation.

7.    Repricing of Options.

      The Board shall have the authority, at any time and from time to time, with the consent of the affected option holders, to amend any or all outstanding options granted under the Plan to provide an option exercise price per share which may be lower or higher than the original option exercise price, and/or to cancel any such options and grant in substitution therefor new options covering the same or different numbers of shares of Common Stock having an option exercise price per share which may be lower or higher than the exercise price of the canceled options.


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8.    General Provisions Applicable to Options

      (a) Transferability of Options. Except as the Board may otherwise determine or provide in an Option, Options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Optionee, shall be exercisable only by the Optionee. References to an Optionee, to the extent relevant in the context, shall include references to authorized transferees.

      (b) Board Discretion. Except as otherwise provided by the Plan, each Option may be granted alone or in addition or in relation to any other Option. The terms of each Option need not be identical, and the Board need not treat Optionees uniformly.

      (c) Termination of Status. The Board shall determine the effect on an Option of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of an Optionee and the extent to which, and the period during which, the Optionee, the Optionee's legal representative, conservator, guardian or designated beneficiary may exercise rights under the Option.

      (d) Withholding. Each Optionee shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Options granted to such Optionee no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Option, Optionees may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Option creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to an Optionee.

      (e) Amendment of Option. The Board may amend, modify or terminate any outstanding Option, including but not limited to, substituting therefor another Option of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Optionee's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Optionee.

      (f) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove any restrictions from shares previously delivered under the Plan until (i) all conditions of the Option have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the


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issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Optionee has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

      (g) Acceleration; Continued Vesting. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, and may at any time provide for the continued vesting and exercisability of any Options for such period of time after the Optionee's employment terminates as the Board shall determine.

9.    Miscellaneous

      (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving an Optionee the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with an Optionee free from any liability or claim under the Plan, except as expressly provided in the applicable Option.

      (b) No Rights As Stockholder. Subject to the provisions of the applicable Option, no Optionee or designated beneficiary of the Optionee shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Option until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an Optionee who exercises an Option between the close of business on the record date for such stock dividend and the close of business on the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

      (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Option shall be granted under the Plan after ten (10) years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Options previously granted may extend beyond that date.


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      (d)   Amendment and Termination of Plan. The Board may terminate the Plan at any time, except with respect to Option grants then outstanding. The Board may amend or suspend the Plan without stockholder approval, unless such approval is necessary to comply with applicable laws, including provisions of the Exchange Act or the Code.

      (e) Governing Law. The provisions of the Plan and all Options granted hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to any applicable conflicts of law.

                  Adopted by the Board of Directors on January 15, 1998

                  Approved by the Stockholders on March 10, 1998


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                              ANALOG DEVICES, INC.

                 FIRST AMENDMENT TO THE 1998 STOCK OPTION PLAN


      Subsection 4(a) of the Plan be and hereby is deleted and the following is inserted in lieu thereof:


            "(a) Number of Shares. Subject to adjustment pursuant to Section 4(c), Options may be granted under the Plan for up to 32,000,000 shares of common stock, $0.16-2/3 par value of the Company ("Common Stock"). If any Option expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Option shall again be available for the grant of Options under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares."

      That Section 7 of the Plan (Repricing of Options) be and hereby is deleted in its entirety.

      Approved by the Board of Directors on December 8,1999 and authorized by the shareholders on March 14,2000.

                              ANALOG DEVICES, INC.

                 SECOND AMENDMENT TO THE 1998 STOCK OPTION PLAN


      The Analog Devices, Inc. 1998 Stock Option Plan, pursuant to Section 9(d) thereof, is hereby amended as follows:

      Subsection 8(d) of the Plan be and hereby is deleted and the following is inserted in lieu thereof:


            "(d) Withholding. Each Optionee shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Options granted to such Optionee no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Option, Optionees may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Option creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding when stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state purposes, including payroll taxes that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to an Optionee."

      Approved by the Board of Directors on December 5,200l.

                              ANALOG DEVICES, INC.

                 THIRD AMENDMENT TO THE 1998 STOCK OPTION PLAN


      The Analog Devices, Inc. 1998 Stock Option Plan, pursuant to Section 9(d) thereof, is hereby amended as follows:

      Subsection 5(e) of the Plan be and hereby is amended by adding the following new sentence at the end thereof:

            "The Corporation may direct that notice of option exercise be delivered to an agent of the Corporation designated to receive such delivery."

      Subsection 8(e) of the Plan be and hereby is amended by adding the following new sentence at the end thereof:

            "Notwithstanding the foregoing, the Board shall not amend any outstanding option to provide an option exercise price per share which is lower than the original option exercise price."


      Approved by the Board of Directors on December 10,2002.